SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Small Cap Core Fund
Effective until on or about February 12, 2018, the SAI is supplemented as follows:
The following information replaces similar information relating to the fund under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The following waivers are currently in effect for the fund:
For Deutsche Small Cap Core Fund, the Advisor has contractually agreed through January 31, 2019 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.09%, 1.09%, 1.84%, 0.79%, 0.84% and 0.89% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Small Cap Core Fund	First $500 million 0.665% Next $500 million 0.615% Thereafter 0.565%
Please Retain This Supplement for Future Reference

February 1, 2018
SAISTKR-363